629 W. State Street
Hastings, Michigan 49058-1643
(269) 945-9561

April 18, 2008

Dear Fellow Shareholder:

On behalf of the Board of Directors and management of MainStreet Financial Corporation, I cordially invite you to attend the 2008 Annual Meeting of Shareholders.  The meeting will be held at 7:00 p.m. local time, on May 20, 2008, at our main office located at 629 W. State Street, Hastings, Michigan 49058-1643.

A Proxy Statement describing the business to be conducted at the Annual Meeting and a proxy card enabling you to vote without attending the meeting is enclosed.  Our Annual Report to Shareholders for the year ended December 31, 2007, also is included.  The Annual Meeting will include management’s report to you on the Company’s 2007 financial and operating performance.

An important part of the Annual Meeting is the shareholder vote on corporate business items.  I urge you to exercise your rights as a shareholder to vote and participate in this process.  Shareholders are being asked to consider and vote upon:  (1) the election of two directors of the Company; and (2) the ratification of the appointment of Crowe Chizek and Company LLC, as the Company’s independent registered public accounting firm.

We encourage you to attend the meeting in person.  Whether or not you plan to attend the meeting, please read the enclosed Proxy Statement, sign and date the enclosed proxy card and return the proxy card in the accompanying postage-paid return envelope as promptly as possible.  This will ensure that your shares are represented at the meeting.

Your Board of Directors and management are committed to the continued success of MainStreet Financial Corporation and the enhancement of the value of your investment.  As President, I want to express my appreciation for your confidence and support.

Sincerely,

/s/ David L. Hatfield

David L. Hatfield
President and Chief Executive Officer

MAINSTREET FINANCIAL CORPORATION
629 W. STATE STREET
HASTINGS, MICHIGAN 49058-1643
(269) 945-9561

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 20, 2008

NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of MainStreet Financial Corporation will be held as follows:

TIME	Tuesday, May 20, 2008, at 7:00 p.m.

PLACE	MainStreet Savings Bank 629 W. State Street Hastings, Michigan 49058-1643

BUSINESS	(1) The election of two directors of MainStreet Financial Corporation.

(2) The ratification of the appointment of Crowe Chizek and Company LLC as MainStreet Financial Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2008.

(3) Such other business as may properly come before the annual meeting, or any adjournment or postponement thereof.

RECORD DATE	Holders of record of MainStreet Financial Corporation common stock at the close of business on March 31, 2008, are entitled to receive this Notice and to vote at the meeting, or any adjournment or postponement thereof.

PROXY VOTING	It is important that your shares be represented and voted at the annual meeting. You can vote your shares by completing and returning the enclosed proxy card or by submitting a ballot at the annual meeting. To ensure that your shares are represented at the meeting, please take the time to vote by signing, dating and mailing the enclosed proxy card, which is solicited on behalf of the Board of Directors. That proxy will not be used if you attend and vote at the annual meeting in person. Regardless of the number of shares you own, your vote is very important. Please act today.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ David L. Hatfield

David L. Hatfield
President and Chief Executive Officer

Hastings, Michigan
April 18, 2008

Important:  The prompt return of proxies saves us the expense of further requests for proxies.  A pre-addressed envelope is enclosed for your convenience.  No postage is required if mailed within the United States.

MAINSTREET FINANCIAL CORPORATION
629 W. State Street
Hastings, Michigan  49058-1643
(269) 945-9561

PROXY STATEMENT

INTRODUCTION

The Board of Directors of MainStreet Financial Corporation is using this Proxy Statement to solicit proxies from the holders of common stock of MainStreet Financial Corporation for use at our upcoming annual meeting of shareholders.  The annual meeting of shareholders will be held at 7:00 p.m. local time on Tuesday, May 20, 2008 at our main office, located at 629 W. State Street, Hastings, Michigan, 49058-1643.  At the annual meeting, shareholders will be asked to vote on two proposals:  (1) the election of two directors of the Company for a term of three years each; and (2) the ratification of the appointment of Crowe Chizek and Company LLC, as our independent registered public accounting firm for the fiscal year ending December 31, 2008.  These proposals are described in more detail below.  Shareholders also will consider any other matters that may properly come before the meeting, although the Board of Directors knows of no other business to be presented.  MainStreet Financial Corporation is referred to in this Proxy Statement from time to time as “MainStreet Financial” or the “Company.”  Certain of the information in this Proxy Statement relates to MainStreet Savings Bank, FSB, a wholly owned subsidiary of the Company, which is referred to in this Proxy Statement from time to time as the “Bank.”

By submitting your proxy, you authorize the Company’s Board of Directors to represent you and vote your shares at the annual meeting in accordance with your instructions.  The Board of Directors also may vote your shares to adjourn the annual meeting from time to time and will be authorized to vote your shares at any adjournments or postponements of the annual meeting.

The Company’s Annual Report to Shareholders for the fiscal year ended December 31, 2007, which includes the Company’s audited financial statements, is being provided with this Proxy Statement.  Although the Annual Report is being mailed to shareholders with this Proxy Statement, it does not constitute a part of the proxy solicitation materials and is not incorporated into this Proxy Statement by reference.

This Proxy Statement and the accompanying materials are being mailed to shareholders on or about April 18, 2008.

Your vote is important.  Whether or not you plan to attend the annual meeting, please submit your proxy promptly in the enclosed envelope.

INFORMATION ABOUT THE ANNUAL MEETING

What is the purpose of the annual meeting?

At the annual meeting, shareholders will be asked to vote on the following proposals:

Proposal 1.	Election of two directors of MainStreet Financial Corporation.

Proposal 2.	Ratification of the appointment of Crowe Chizek and Company LLC as MainStreet Financial Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2008.

The shareholders also will transact any other business that may properly come before the annual meeting.  Members of our management team will be present at the annual meeting to respond to appropriate questions from shareholders.

Who is entitled to vote?

The record date for the meeting is March 31, 2008.  Only shareholders of record at the close of business on that date are entitled to notice of and to vote at the meeting.  The only class of stock entitled to be voted at the meeting is MainStreet Financial common stock.  Each outstanding share of common stock is entitled to one vote for all matters before the annual meeting.  At the close of business on the record date, there were 756,068 shares of common stock outstanding and entitled to vote at the annual meeting.

What if my shares are held in “street name” by a broker?

If your shares are held in “street name” by a broker, your broker is required to vote those shares in accordance with your instructions.  If you do not give instructions to your broker, your broker nevertheless will be entitled to vote the shares with respect to “discretionary” items but will not be permitted to vote your shares with respect to any “non-discretionary” items.  In the case of non-discretionary items, the shares will be treated as “broker non-votes.” Whether an item is discretionary is determined by the exchange rules governing your broker.  The proposals to elect directors and ratify auditors described in this Proxy Statement are considered “discretionary” items.

What if my shares are held in MainStreet Financial’s employee stock ownership plan?

We maintain an employee stock ownership plan that owns 28,428 shares, or 3.8% of the Company’s common stock.  Employees of the Company and the Bank participate in the employee stock ownership plan.  Each participant instructs the trustee of the plan how to vote the shares of common stock allocated to his or her account under the employee stock ownership plan.  If a participant properly executes the voting instruction card distributed by the trustee, the trustee will vote the participant’s shares in accordance with the instructions.  Where properly executed voting instruction cards are returned to the trustee with no specific instruction as to how to vote at the annual meeting, the trustee will vote the shares “FOR” each of the proposals set forth in this Proxy Statement.  In the event the participant fails to give timely voting instructions to the trustee with respect to the voting of the common stock that is allocated to his or her employee stock ownership plan account, the trustee will vote such shares “FOR” each of the proposals set forth in this Proxy Statement.  The trustee will vote the shares of MainStreet Financial common stock held in the employee stock ownership plan but not allocated to any participant’s account in the same proportion as directed by the participants who directed the trustee as to the manner of voting their allocated shares in the employee stock ownership plan with respect to each proposal.  As of the voting record date, 3,642 shares had been allocated to participants.

How many shares must be present to hold the annual meeting?

A quorum must be present at the annual meeting for any business to be conducted.  The presence at the annual meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum.  Proxies received but marked as abstentions or broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.  Our holding company, MainStreet Financial Corporation, MHC, which is referred to in this Proxy Statement as “MHC,” owns 53% of our shares.  Its presence alone at the annual meeting would constitute a quorum.

What if a quorum is not present at the meeting?

If a quorum is not present at the scheduled time of the meeting, the shareholders who are represented may adjourn the meeting until a quorum is present.  The time and place of the adjourned meeting will be announced at the time the adjournment is taken, and no other notice will be given unless the adjourned meeting is set to be held after June 19, 2008.  An adjournment will have no effect on the business that may be conducted at the meeting.

How do I vote?

1.  You may vote by mail.  If you properly complete and sign the accompanying proxy card and return it in the enclosed envelope, it will be voted in accordance with your instructions.

2.  You may vote in person at the annual meeting.  If you plan to attend the annual meeting and wish to vote in person, we will give you a ballot at the meeting.  However, if your shares are held in the name of your broker, bank or other nominee, you will need to obtain a proxy form from the holder of your shares indicating that you were the beneficial owner of those shares on the record date in order to vote at the annual meeting.

Can I change my vote after I submit my proxy?

Yes, you may revoke your proxy and change your vote at any time before the polls close at the annual meeting by:

•	signing another proxy with a later date;

•	giving written notice of the revocation of your proxy to the Company’s Secretary prior to the annual meeting; or

•	voting in person at the annual meeting.

Your proxy will not be automatically revoked by your mere attendance at the annual meeting; you must actually vote at the meeting to revoke a prior proxy.

If you have instructed a broker, bank or other nominee to vote your shares, you must follow directions received from your nominee to change those instructions.

What if I do not specify how my shares are to be voted?

If you submit an executed proxy but do not indicate any voting instructions, your shares will be voted:

•	FOR the election of the two director nominees to the Company’s Board of Directors; and

•	FOR ratification of the appointment of Crowe Chizek and Company LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2008.

Will any other business be conducted at the annual meeting?

The Board of Directors knows of no other business that will be conducted at the annual meeting.  If any other proposal properly comes before the shareholders for a vote at the meeting, however, the proxy holders will vote your shares in accordance with their best judgment.

How many votes are required to approve Proposal 1: Election of Directors.

Directors are elected by a plurality of the votes cast, in person or by proxy, at the annual meeting by the holders of MainStreet Financial common stock.  Votes may be cast for or withheld from each nominee.  Votes that are withheld and broker non-votes have no effect on the election of directors.  MHC, which owns 53% of the Company’s outstanding common stock, intends to vote its shares in favor of each of the director nominees, ensuring the election of the Board’s nominees.

How many votes are required to approve Proposal 2: Ratification of the Appointment of Our Independent Registered Public Accounting Firm.

Ratification of the appointment of Crowe Chizek and Company LLC, as our independent auditors for the fiscal year ending December 31, 2008, requires the affirmative vote of the majority of shares cast, in person or by proxy, at the annual meeting by holders of the Company’s common stock.  Abstentions from voting on the proposal will have the same effect as a vote against the proposal.  Broker non-votes will have no effect on this proposal.  MHC, which owns 53% of the Company’s outstanding common stock, intends to vote its shares in favor of this proposal, ensuring the ratification of Crowe Chizek and Company LLC as our independent auditors for the fiscal year ending December 31, 2008.

How does the Board of Directors recommend I vote on the proposals?

Your Board of Directors recommends that you vote:

•	FOR the election of the two director nominees to the Board of Directors for three-year terms;

•	FOR ratification of the appointment of Crowe Chizek and Company LLC as the Company’s independent registered public accounting firm.

STOCK OWNERSHIP

Stock Ownership of Significant Shareholders, Directors and Executive Officers

The following table shows, as of March 31, 2008, the voting record date, the beneficial ownership of the Company’s common stock by:

•	any persons or entities known by management to beneficially own more than five percent of the outstanding shares of the Company’s common stock;

•	each director and director nominee of the Company;

•	each executive officer of the Company, including those named in the 2007 Summary Compensation Table appearing below; and

•	all of the directors and executive officers of MainStreet Financial as a group.

Beneficial ownership is determined in accordance with the rules of the SEC.  The address of each of the beneficial owners, except where otherwise indicated, is the Company’s address.  An asterisk (*) in the table indicates that an individual beneficially owns less that 0.1% of the outstanding common stock of the Company.  As of March 31, 2008, there were 756,068 shares of Company common stock issued and outstanding.

Name of Beneficial Owner	Number of Shares Beneficially Owned(1)	Percent of Common Stock Outstanding
Significant Shareholders
MainStreet Financial Corporation, MHC(2)	400,716	53.00%

Directors and Executive Officers
Gordon F. Fuhr, Director and Chairman of the Board	5,000(3)	0.7%
David L. Hatfield, President, Chief Executive Officer and Director	7,465(4)	1.0%
Eric T. Dreisbach, Director	---	----
Mary Lou Hart, Director	1,000(5)	0.1%
David L. Jasperse, Director	5,000(6)	0.7%
Carl A. Schoessel, Director	1,000(7)	0.1%
James R. Toburen, Senior Vice President, Treasurer and Director	5,332(8)	0.7%
Melody K. Bowman, Senior Vice President	5,289(9)	0.7%
Sandra K. Nichols, Senior Vice President and Secretary	5,198(10)	0.7%
Patricia A. Woods, Senior Vice President	1,300(11)	0.2%
Directors and executive officers of MainStreet Financial as a group (10 persons)	36,584	4.8%
____________________
1

Except as otherwise noted in these footnotes, the nature of beneficial ownership for shares reported in this table is sole voting and investment power.  Does not include 28,428 shares in the MainStreet Financial Corporation Employee Stock Ownership Plan.  Messrs. Hatfield and Toburen and Ms. Nichols serve as co-trustees of that plan.  The ESOP has sole dispositive power over those 28,428 shares, sole voting power over 24,786 shares and shared voting power over 3,642 shares.  As trustees, these individuals also may be deemed to beneficially own these shares; however they expressly disclaim beneficial ownership of the ESOP shares.

2

MHC is a federally chartered mutual holding company, the principal business of which is to hold at least a majority of the outstanding shares of MainStreet Financial.  It filed a Schedule 13D beneficial ownership report with the SEC on December 27, 2006.  The executive officers and directors of MHC also are shareholders and executive officers and/or directors of MainStreet Financial.

3	Shares are held in Mr. Fuhr’s IRA.
4

Includes 2,000 shares owned jointly with his sister, 5,000 shares held in the IRA of Mr. Hatfield’s spouse and 465 shares allocated to him in the ESOP.  Mr. Hatfield is one of three co-trustees of the Company’s ESOP, which owns 3.8% of the Company’s shares.  Mr. Hatfield disclaims beneficial ownership of the ESOP shares, except for the 465 shares allocated to him as a participant.

5	Shares are held in the IRA account of Ms. Hart’s spouse.
6	Shares are held jointly with Mr. Jasperse’s spouse.
7	Shares are held jointly with Mr. Schoessel’s spouse.
8

Includes 5,046 shares held in Mr. Toburen’s account in the Bank’s 401(k) plan, 25 shares in a UTMA account, of which Mr. Toburen is trustee and 261 shares allocated to him in the ESOP.  Mr. Toburen is one of three co-trustees of the Company’s ESOP, which owns 3.8% of the Company’s shares.  Mr. Toburen disclaims beneficial ownership of the ESOP shares, except for the 261 shares allocated to him as a participant.

9	Includes 5,064 shares held in Ms. Bowman’s account in the Bank’s 401(k) plan and 225 shares allocated to her as a participant in the ESOP.
10

Includes 4,973 shares held in Ms. Nichols’ account in the Bank’s 401(k) plan and 225 shares allocated to her in the ESOP.   Ms. Nichols is one of three co-trustees of the Company’s ESOP, which owns 3.8% of the Company’s shares.  Ms. Nichols disclaims beneficial ownership of the ESOP shares, except for the 225 shares allocated to her in the ESOP.

11
Includes 847 shares held in Ms. Wood’s account in the Bank’s 401(k) plan, 200 shares held in a trust, 75 shares held jointly with her daughters and 178 shares allocated to her as a participant in the ESOP.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors and executive officers, and persons who own more than 10% of the Company’s common stock to report to the SEC their initial ownership of the Company’s common stock and any subsequent changes in that ownership.  Specific due dates for these reports have been established by the SEC, and MainStreet Financial is required to disclose in this Proxy Statement any late filings or failures to file.

To the Company’s knowledge and based solely on a review of the copies of reports furnished to the Company and written representations relative to the filing of certain forms, all Section 16(a) filing requirements applicable to our executive officers, directors and greater than 10% beneficial owners were met.

PROPOSAL 1

ELECTION OF DIRECTORS

General

Our Board of Directors consists of seven members.  Approximately one-third of the directors are elected annually to serve for a three-year period or until their respective successors are elected and qualified.

The Company has nominated Gordon F. Fuhr and David L. Jasperse for election as directors, each for a three-year term expiring at the annual meeting of shareholders in 2011.  These two individuals currently serve as directors of the Company and the Bank.

Each nominee has consented to being named in this Proxy Statement and has agreed to serve if elected.  If a nominee is unable to stand for election, the Board of Directors may either reduce the number of directors to be elected or select a substitute nominee.  If a substitute nominee is selected, the Board of Directors, as your proxy holders, will vote your shares for the substitute nominee, unless you have withheld that authority.  At this time, we are not aware of any reason why a nominee might be unable to serve if elected.  There are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected.

The affirmative vote of a plurality of the votes cast at the annual meeting is required to elect the two nominees as directors.  The Board of Directors recommends you vote “FOR” each of the director nominees.

Name	Age(1)	Positions With MainStreet Financial	Director Since(2)	Term Expires

Nominees
Gordon F. Fuhr	71	Chairman of the Board and Director	1973	2011(3)
David L. Jasperse	64	Director	1987	2011(3)

Other Directors
Eric T. Dreisbach	45	Director	2007	2010
Mary Lou Hart	65	Director	1991	2009
David L. Hatfield	59	President, Chief Executive Officer and Director	2000	2010
Carl A. Schoessel	63	Director	1994	2009
James R. Toburen	61	Director, Senior Vice President, Treasurer and Chief Financial Officer	1982	2009
____________________
1.            At December 31, 2007.
2.            Includes years of service on the board of the Bank.
3.            If elected at the annual meeting.

The business experience of each director of MainStreet Financial for at least the past five years is set forth below.

Eric T. Dreisbach.  Mr. Dreisbach is the President and owner of Dreisbach Pontiac-GMC in Hastings, Michigan.  He and his family moved to the Hastings area when he purchased the dealership in 1998.  He previously worked at his father’s Cadillac dealership in Detroit.  Mr. Dreisbach is active in the Hastings community.  He currently serves on the Barry County Chamber of Commerce, Leadership Barry County, Michigan Automobile Dealers Association and West Michigan Pontiac-GMC Marketing Group.

Gordon F. Fuhr.   Mr. Fuhr has served as Chairman of the board of directors since 2002.  Prior to that, he served as Vice Chairman from 1998 until 2002 and as Acting President and Chief Executive Officer from December 1999 through April 2000.  Mr. Fuhr conducts construction appraisals for the Bank.  Mr. Fuhr is retired from Hastings Manufacturing, producers of a variety of automotive components and accessories, where he served as Sales Manager – National Accounts.  Mr. Fuhr served as a member of the Barry County Board of Commissioners for six years and continues to serve as the chairman of its compensation committee.  He was a member of the Hastings City Council for 15 years and also served as chairman of its Planning Commission.

Mary Lou Hart.  Ms. Hart is a marketing representative for WBCH Radio in Hastings, Michigan.  She served for eight years on the Hasting City Council before being elected Mayor of Hastings, a position she also held for eight years until retiring in 1995.  Since 1982, she has served on the Board of Directors of the City of Hastings Downtown Development Authority.  Ms. Hart also has served as director of the Michigan Municipal League, director and president of the Michigan Mayors Association and Chairman of the Municipal Property & Liability Insurance Pool.

David L. Hatfield.  Mr. Hatfield has served as President and Chief Executive Officer since May 2000.  He is responsible for all of our commercial lending.  Prior to that, Mr. Hatfield was President and Chief Executive Officer of Keystone Community Bank in Kalamazoo, Michigan for two years.  Mr. Hatfield began his banking career in 1972 with Fidelity Federal Savings and Loan Association of Kalamazoo, where he held various management positions before being named Chairman, President and Chief Executive Officer in 1981.  Fidelity Federal Savings and Loan Association was acquired by Standard Federal Bank in 1996, after which Mr. Hatfield served as the organization’s regional manager in southwest Michigan.  Mr. Hatfield has served on numerous committees of both state and national trade associations and as chairman of the Michigan League of Savings Institutions.  He has also served in advisory capacities to the Federal Reserve Board of Governors and the Federal Deposit Insurance Corporation and as director and vice chairman of the Federal Home Loan Bank of Indianapolis.  He is President of the Barry County Chamber of Commerce, Director and past Campaign Chair of the Barry County United Way.  Mr. Hatfield also is a board member of the Hastings Rotary Club and the Charlton Park Village Foundation.

David L. Jasperse.  Mr. Jasperse is a pharmacist and the owner of Bosley Pharmacy in Hastings, Michigan.  He is a member of the Hastings City Council and served as Mayor Pro Tem for 10 years.  He also serves as Chairman of the Hastings Planning Commission and previously served as President of the Hastings Area Chamber of Commerce, member of the board of the Barry County United Way and as United Way Campaign Chairman.

Carl L. Schoessel.  Mr. Schoessel has retired after 20 years of service as Superintendent of the Hastings Area School System, however, in November 2006, he returned to that position on an interim basis.  Mr. Schoessel is Vice President of WBPB, Corp. and J&G Hospitality Group, LLC, which owns and operates a restaurant in Hastings.  He currently serves on the board of directors of the Barry County Area Chamber of Commerce and the Barry County United Way.  He also is a trustee of the Pierce Foundation and is active in the Hastings Rotary Club, and the Exchange Club of Hastings.

James R. Toburen.  Mr. Toburen became Senior Vice President and Treasurer in 2002 and is responsible for all financial and building operations.  Mr. Toburen has been a board member of the Bank since 1982 and served as Chairman of the Board from 1991 through 2001.  He is a Certified Public Accountant and member of the Michigan Association of Certified Public Accountants and American Institute of Certified Public Accountants.  Prior to joining the Bank, Mr. Toburen was employed by Flexfab, a manufacturer of specialty hoses and ducting for the aerospace, automotive and heavy duty truck industry, from 1972 until his retirement as Vice President–Corporate Services in 2001.  He continues to serve on Flexfab’s strategic planning team.  Mr. Toburen is currently a member of the Board of Directors for Hastings Mutual Insurance Company, a former member and President of the Hastings Area School Board and a former board member for Pennock Hospital in Hastings, Michigan.

BOARD OF DIRECTORS’ MEETINGS AND COMMITTEES
AND CORPORATE GOVERNANCE MATTERS

Board Meetings, Independence and Ethics Codes

The Board applies the independence standard of its federal banking regulator to its directors.  A director must be independent of our executive officers and is deemed independent if the director is not an employee of the Bank or related to any executive officer or employee.  The Board has determined that payments to Mr. Fuhr for construction inspections and commercial loans to businesses owned and managed by directors do not impact independence.  As a result, the Board has determined that Directors Dreisbach, Fuhr, Hart, Jasperse and Schoessel, constituting a majority of the Board members, are “independent directors.”  Shareholders may communicate directly with the Board of Directors by sending written communications to Gordon F. Fuhr, Chairman of the Board of the Company, 629 W. State Street, Hastings, Michigan, 49058-1643.

The Board of Directors has adopted a Code of Business Conduct and Ethics that applies to all directors, officers and employees.  The Code of Business Conduct and Ethics, which applies to all employees and directors, addresses conflicts of interest, the treatment of confidential information, general employee conduct and compliance with applicable laws, rules and regulations.  In addition, the Code is designed to deter wrongdoing and to promote honest and ethical conduct, the avoidance of conflicts of interest, full and accurate disclosure and compliance with all applicable laws, rules and regulations.  You may obtain a copy of the Code of Business Conduct and Ethics free of charge by writing to the Corporate Secretary of the Company, 629 W. State Street, Hastings, Michigan  49058-1643 or by calling (269) 945-9561.  In addition, the Code of Business Conduct and Ethics has been filed with the SEC as an exhibit to our Form 10-QSB for the quarter ended September 30, 2006, and is available on our website at www.mainstreetsavingsbank.com.”

Meetings and Committees of the Board of Directors

The board of directors of MainStreet Financial meets monthly.  During the year ended December 31, 2007, the board of directors of MainStreet Financial held 12 regular meetings and no special meetings.  No director of MainStreet Financial attended fewer than 75% of the total meetings of the board of directors and committees on which the board member served during this period.  The board of directors of the Bank has a number of committees that are responsible for different aspects of our operations.  The board of directors of MainStreet Financial has established Audit, Compensation and Nominating Committees, none of which operate under a formal charter.  The Company’s policy is for all directors to attend its annual meeting of shareholders.

The Audit Committee of MainStreet Financial is comprised of Directors Schoessel (Chair), Dreisbach, Hart and Jasperse, each of whom is “independent” as that term is defined for audit committee members in the NASD Rules.  The Board of Directors has determined that Director Schoessel is an “audit committee financial expert” as defined in Item 407(e) of Regulation S-K of the Securities and Exchange Commission and that all of the Audit Committee members meet the financial literacy requirements under FINRA standards.  This Audit Committee also serves as the audit committee of the Bank.  The Audit Committee is scheduled to meet at least quarterly and on an as-needed basis.  The Audit Committee hires an independent auditor and reviews the audit report prepared by the independent auditors.  In addition, the Audit Committee reviews the results of our internal compliance evaluations of MainStreet Financial and the Bank and meets with our independent registered public accounting firm.  The Audit Committee met four times during 2007.

The Audit Committee is responsible for hiring, terminating and/or reappointing the Company’s independent auditor and for reviewing the annual audit report prepared by our independent registered public accounting firm.  The functions of the Audit Committee also include:

•	approving non-audit and audit services to be performed by the independent registered public accounting firm ;

•	reviewing and approving all related party transactions for potential conflict of interest situations;

•	reviewing significant financial information for the purpose of giving added assurance that the information is accurate and timely and that it includes all appropriate financial statement disclosures;

•	ensuring the existence of effective accounting and internal control systems; and

•	overseeing the entire audit function of the Company, both internal and independent.

The Compensation Committee of MainStreet Financial is comprised of Directors Jasperse (Chair), Fuhr and Schoessel.  All members of the Compensation Committee are considered independent.  The Board has determined that payments to Mr. Fuhr for construction inspections and commercial loans to businesses owned and managed by directors do not impact independence.  The Compensation Committee administers a deferred compensation plan for directors and executive officers.  The Compensation Committee reviews all compensation policies and issues and determines the compensation to be paid to all executive officers.  The Compensation Committee does not designate its authority to any one of its members or any other person, however, Mr. Hatfield does make recommendations to the Committee for all compensation, except his own.

The Compensation Committee is responsible for:

•
determining compensation to be paid to its executive officers, which are based on the recommendation of Mr. Hatfield, except that compensation paid to Mr. Hatfield is determined based on the recommendation of a majority of the independent directors, and Mr. Hatfield is not present during voting or deliberations concerning his compensation;

•	overseeing the administration of the employee benefit plans covering employees generally; and

•	reviewing our compensation policies and the compensation disclosure included in this Proxy Statement.

The Nominating Committee is comprised of the non-management directors whose terms are not expiring at the upcoming annual meeting.  For this next annual meeting, Directors Dreisbach, Hart and Schoessel served as our Nominating Committee.  It is responsible for the annual selection of management’s nominees for election as directors and officers of MainStreet Financial.  The Nominating Committee will consider nominees recommended by shareholders but has not actively solicited such nominations.  The Nominating Committee has the following responsibilities:

•	recommend to the Board the appropriate size of the Board and assist in identifying, interviewing and recruiting candidates for the Board;

•
recommend candidates (including incumbents) for election and appointment to the Board of Directors, subject to the provisions set forth in the Company’s charter and bylaws relating to the nomination or appointment of directors, based on the following criteria: business experience, education, integrity and reputation, independence, conflicts of interest, diversity, age, number of other directorships and commitments (including charitable obligations), tenure on the Board, attendance at Board and committee meetings, stock ownership, specialized knowledge (such as an understanding of banking, accounting, marketing, finance, regulation and public policy) and a commitment to the Company’s communities and shared values, as well as overall experience in the context of the needs of the Board as a whole;

•	consider and evaluate nominations from shareholders using the same criteria as all other nominations;

•	annually recommend to the Board committee assignments and committee chairs on all committees of the Board, and recommend committee members to fill vacancies on committees as necessary; and

•	perform any other duties or responsibilities expressly delegated to the Committee by the Board.

Nominations, other than those made by the Nominating Committee, must be made pursuant to timely notice in writing to the Corporate Secretary as set forth in Article I, Section 13 of the Company’s bylaws.  In general, to be timely, a shareholder’s notice must be received by the Company not less than five days prior to the annual meeting; however, if the Nominating Committee does not post its nominations at least 20 days before the meeting, a shareholder may make a nomination at the meeting.  Any shareholder’s nomination must provide the following:

•
as to each person whom a shareholder proposes to nominate for election as a director: all information relating to the proposed nominee that is required to be disclosed in the solicitation of proxies for election as directors or is otherwise required pursuant to Regulation 14A under the Securities Exchange Act of 1934; and

•
as to the shareholder giving the notice: the name and address of the shareholder as they appear on the Company’s books and the number of shares of the Company’s common stock beneficially owned by the shareholder.

This description is a summary of our nominating process.  Any shareholder wishing to propose a director candidate to the Company should review and must comply in full with the procedures set forth in the Company’s charter and bylaws.  During the fiscal year ended December 31, 2007, the Nominating Committee received no shareholder nominations and met two times with respect to the selection of director nominees.

EXECUTIVE OFFICERS AND TRANSACTIONS WITH MANAGEMENT

Executive Officers of the Company

The Company has three executive officers who are not directors.  Melody K. Bowman, Sandra K. Nichols and Patricia A. Woods are all Senior Vice Presidents of the Company.  Ms. Nichols also serves as the Company’s Secretary.  The business experience of each executive officer of MainStreet Financial, who is not also a director, for at least the past five years is set forth below.

Melody K. Bowman.  Ms. Bowman has served as the Senior Vice President of the Bank since 1990.  She is responsible for all aspects of real estate and consumer lending by the Bank.  She has been employed with the Bank since 1973 in various positions.

Sandra K. Nichols.  Ms. Nichols is currently Senior Vice President and oversees operations and information technology.  She is responsible for human resources, security, disaster recovery, computer operations and compliance functions.  She has been employed with the Bank since 1972 in various positions and also is the Corporate Secretary for MainStreet Financial and the Bank.

Patricia L. Woods.  Since 2005, Ms. Woods has served as Senior Vice President overseeing branch and deposit servicing operations for the Bank.  Prior to that, she was Vice President of Operations beginning in 1998.  Before joining the Bank in 1998, she was with Great Lakes National Bank for 20 years.

Business Relationships and Transactions with Executive Officers, Directors and Related Persons

The Company and the Bank may engage in a transaction or series of transactions with our directors, executive officers and certain persons related to them.  Except for loans by the Bank, which are governed by a separate policy, these transactions that qualify as “related party” transactions under applicable regulations of the SEC are subject to review and approval of the Audit Committee and ratification by the Board of Directors. All other transactions with executive officers, directors and related persons are approved by the Board of Directors.  Except for Bank loans, there were no transactions of this nature, the amount of which exceeded $120,000, during 2007.

The Bank has a written policy of granting loans to officers and directors, which fully complies with all applicable federal regulations.  Loans to directors and executive officers are made in the ordinary course of business and on substantially the same terms and conditions, including interest rates and collateral, as those of comparable transactions with non-insiders prevailing at the time, in accordance with the Bank’s underwriting guidelines, and do not involve more than the normal risk of collectibility or present other unfavorable features.  Commercial loans to directors and executive officers are not made with preferential rates or terms.  Personal loans to directors and executive officers may be made with preferential rates and terms in the same fashion as available to all employees as authorized by applicable federal banking law.  During 2007, two executive officers had aggregate indebtedness to the Bank exceeding $120,000 since December 31, 2006, at below market interest rates.  Senior Vice President and Director Toburen had a mortgage loan with a 1.0% rate discount, which had a year-end principal balance of $199,187 and a largest principal balance during the year of $327,387.  Senior Vice President Bowman had a mortgage loan with a 0.875% rate discount, which had a year-end principal balance of $211,167 and a largest principal balance during the year of $215,312.  Loans to all directors and executive officers and their associates totaled approximately $1.8 million at December 31, 2007, which was approximately 24.6% of the Company’s consolidated shareholders’ equity at that date.  All loans to directors and executive officers were performing in accordance with their terms at December 31, 2007.

EXECUTIVE COMPENSATION

The Compensation Committee oversees and administers all Company and Bank compensation plans and reviews Mr. Hatfield’s performance on an annual basis.  Though the overall responsibility for setting compensation belongs to the Compensation Committee, Mr. Hatfield assists the Committee in establishing compensation levels and forms for all executive officers, except himself.  Mr. Hatfield reviews all the other executive officers and provides the Compensation Committee with those reviews and compensation recommendations for all other executive officers.  Only the Committee establishes Mr. Hatfield’s compensation.

The Company uses cash compensation to attract and retain qualified persons to serve as executive officers of the Company and the Bank.  Each executive officer of the Company also is an executive officer of the Bank.  Executive officers are not compensated for their service to the Company.  The Compensation Committee considers the significant amount of time and level of skill required to perform the required duties of each person’s position, taking into account the complexity of our business as a regulated public company and financial institution.

General.  The Bank currently provides health and welfare benefits to employees, including hospitalization, comprehensive medical insurance and dental, life and short-term and long-term disability insurance, subject to certain deductibles and copayments by employees.

Retirement Plans.  The Bank provides a qualified defined benefit pension plan for all eligible employees, including the named executive officers, through the Financial Institutions Retirement Fund.  To be eligible, an employee must be at least 21 years old and have worked at least 1,000 hours over the prior year.  There is not a separate valuation of plan benefits or any segregation of plan assets specifically for the Company, because the plan is a multi-employer plan.  Our required annual contributions to the plan are calculated by the Financial Institutions Retirement Fund, based on the compensation of participating individuals and actuarial assumptions.

The Bank offers its employees a 401(k) plan, which is a qualified, tax-exempt savings plan with a cash or deferred feature qualifying under Section 401(k) of the Internal Revenue Code.  All employees who have attained age 21 and completed one year of continuous employment, during which they worked at least 1,000 hours, are eligible to participate.

Participants are permitted to make salary reduction contributions to the 401(k) Plan of up to 100% of their annual salary, up to a maximum of $15,000.  We match each contribution in an amount equal to 50% of the participant’s 401(k) deferrals for the year up to 6% of their salary.  All contributions made by participants are before-tax contributions.  All participant contributions and earnings are fully and immediately vested.  All matching contributions are vested after three years of employment with MainStreet Financial and its subsidiaries.  However, in the event of retirement at age 65 or older, permanent disability or death, a participant will automatically become 100% vested in the value of all matching contributions and earnings thereon, regardless of the number of years of employment with MainStreet Financial and its subsidiaries.

Participants may invest amounts contributed to their 401(k) plan accounts in one or more investment options available under the 401(k) plan.  Changes in investment directions among the funds are permitted on a periodic basis pursuant to procedures established by the plan administrator.  Each participant receives a quarterly statement that provides information regarding, among other things, the market value of all investments and contributions made to the 401(k) plan on the participant’s behalf.  Participants are permitted to borrow against their account balance in the 401(k) plan.  For the year ended December, 31, 2007, the Bank made no contribution to the 401(k) plan on behalf of Mr. Hatfield, because he made no contributions during the year.

Deferred Compensation Plan.  The Bank maintains a Deferred Compensation Plan for Directors and Officers, which is an unfunded, nonqualified plan.  Under the plan, executive officers may defer up to 50% of his or her compensation.  Mr. Hatfield does not participate in this deferred compensation plan.  This deferred compensation is held in our general funds with a book reserve account set up for each individual.  No funds are segregated and benefits under the plan are unfunded and unsecured.  Each quarter, the amount of each director’s or officer’s reserve account is increased by an interest factor equal to one-fourth of the Bank’s rate for 24-month certificates of deposit as of the end of that quarter.  At the later of age 65 or the individual’s termination of service, the director or officer may elect to receive this deferred compensation in a lump sum or in annual payments over up to ten years.  Without an election, the payment period is five years.  If the director or officer dies during the payment period, the remainder of the reserve account is paid to the director’s or officer’s beneficiary.

Employee Stock Ownership Plan.  MainStreet Financial has an employee stock ownership plan for employees of MainStreet Financial and the Bank.  The employee stock ownership plan borrowed funds from an independent bank to purchase 8% of the common stock sold in the 2006 stock offering.  That loan will be repaid principally from the Bank’s contributions to the employee stock ownership plan over a period of 10 years, and the collateral for the loan will be the common stock purchased by the employee stock ownership plan.

Shares purchased by the employee stock ownership plan with the proceeds of the loan are held in a suspense account and released to participants’ accounts as debt service payments are made.  Shares released from the employee stock ownership plan will be allocated to each eligible participant’s employee stock ownership plan account based on the ratio of each such participant’s compensation to the total compensation of all eligible employee stock ownership plan participants.  Forfeitures will be reallocated among remaining participating employees and may reduce any amount MainStreet Financial might otherwise have contributed to the employee stock ownership plan.  The account balances of participants within the employee stock ownership plan will become 100% vested after five years of service.  Credit for eligibility and vesting is given for years of service prior to adoption of the employee stock ownership plan.  In the case of a “change in control,” as defined in the employee stock ownership plan, which triggers a termination of the employee stock ownership plan, participants will become immediately fully vested in their account balances.  Benefits are payable upon retirement or other separation from service.  The Bank’s contributions to the employee stock ownership plan are not fixed, so benefits payable under the employee stock ownership plan cannot be estimated.

Messrs. Hatfield, Toburen and Ms. Nichols serve as the trustees of the employee stock ownership plan.  Under the employee stock ownership plan, the trustees must vote all allocated shares held in the employee stock ownership plan in accordance with the instructions of the participating employees, and unallocated shares will be voted in the same ratio on any matter as those allocated shares for which instructions are given.

Retention Bonus Plan.  On November 21, 2007, the Company and the Bank adopted a retention bonus plan for their executive officers employed on that date.  The plan provides that each executive officer who remains employed by the Company and the Bank until the date of any future merger or acquisition of the Company and/or the Bank will receive a bonus equal to the individual’s annual salary as of the payment date (which is immediately prior to the merger or acquisition).  If the bonus was paid during 2008, the retention bonus payable to Messrs. Hatfield and Toburen would be $152,074 and $87,500, respectively.

Employment Agreements for Executive Officers.  We have no employment or severance agreements with our executive officers.

Stock Benefit Plans.  MainStreet Financial has no stock option, restricted stock or similar stock benefit plans.

2007 Summary Compensation Table

The following table sets forth a summary of certain information concerning the compensation paid in 2007 and 2006 to: (i) our principal executive officer; and (ii) the only other compensated executive officer whose total compensation during the fiscal year ended December 31, 2007, exceeded $100,000.  We will use the term “named executive officers” in this Proxy Statement to refer to the officers listed in the table.

Name and Principal Position	Fiscal Year	Salary	Bonus	Nonqualified Deferred Compensation Earnings	All Other Compensation(1)	Total
David L. Hatfield President and Chief Executive Officer, and Director of MainStreet Financial and the Bank	2007 2006	$152,074 $152,074	$2,925 $2,925	--- ---	$24,005(2) $26,440	$179,004 $181,439
James R. Toburen Senior Vice President, Treasurer and Chief Financial Officer	2007 2006	$87,500 $85,400	$1,642 $1,642	(3) (3)	$16,123(2) $17,488	$105,265 $104,530
____________________
1.
Includes Bank contributions under its 401(k) plan, contributions under the pension plan on their behalf and term life insurance premiums paid by the Bank on behalf of the officers.  This amount does not include personal benefits or perquisites, because none of the named executive officers received more than $10,000 worth of such benefits in the aggregate.

2.
The amount includes $23,425 in pension contributions and $660 in term life insurance premiums paid by the Bank on behalf of Mr. Hatfield.  Mr. Hatfield receives a Company car, and the value of his personal use of the car, which was less than $10,000 in 2007, is included in his taxable income.

3.
None of the earnings on executive officers’ deferred compensation accounts were at above-market rates.  The 2007 earnings on Mr. Toburen’s deferred compensation account was $3,688 in 2007 and $3,550 in 2006.

4.	The amount includes $2,562 in contributions by the Bank under its 401(k) plan, $13,110 in pension contributions and $451 in term life insurance premiums paid by the Bank on behalf of Mr. Toburen.

DIRECTORS’ COMPENSATION

The Company uses cash compensation to attract and retain qualified persons to serve as non-employee directors of the Company.  Each director of the Company also is a director of the Bank.  In setting director compensation, the Board of Directors considers the significant amount of time and level of skill required for service on the Boards of the Company and the Bank, particularly due to the duties imposed on directors of public companies and financial institutions.  The types and levels of director compensation are annually reviewed and set by the Compensation Committee and ratified by the full Board of Directors.  The directors of MainStreet Financial are not compensated directly by MainStreet Financial but are compensated by the Bank. MainStreet Financial reimburses the Bank for services provided on its behalf.

Directors only receive compensation for service on the board of directors and committees of the Bank.  For the fiscal year ended December 31, 2007, each director received a $300 monthly retainer plus $600 for each board or board committee meeting attended, except for Directors Hatfield and Toburen, who were compensated as executive officers of the Bank and are not separately compensated as directors.  In addition, Director Fuhr, as Chairman, receives $450 per quarter plus fees for conducting construction inspections for the Bank.  During the year ended December 31, 2007, Director Fuhr received $3,700 in fees for conducting these inspections.

The Bank maintains a deferred compensation plan for directors, which is an unfunded, nonqualified plan that allows directors to defer their compensation from the Bank.  Under this plan, directors can elect to defer receipt of up to 100% of that compensation.  This deferred compensation is held in our general funds with a book reserve account set up for each individual.  No funds are segregated and benefits under the plan are unfunded and unsecured.  Each quarter, the amount of each director’s reserve account is increased by an interest factor equal to one-fourth of the Bank’s rate for 24-month certificates of deposit as of the end of that quarter.  At the later of age 65 or the individual’s termination of service, the director may elect to receive this deferred compensation in a lump sum or in annual payments over up to ten years.  Without an election, the payment period is five years.  If the director dies during the payment period, the remainder of the reserve account is paid to the director’s beneficiary.

Director Compensation Table for 2007

The following table provides compensation information for each member of our board of directors during the year ended December 31, 2007 (except for Messrs. Hatfield and Toburen whose compensation is reported as a named executive officer).

Name	Fees Earned or Paid in Cash	Non Qualified Deferred Compensation Earnings	All Other Compensation(1)	Total

Gordon F. Fuhr	$14,400	(2)	$3,700(3)	$18,100
Eric T. Dreisbach	$10,800	---	---	$10,800
Mary Lou Hart	$10,800	---	---	$10,800
David L. Jasperse	$10,800	---	---	$10,800
Carl A. Schoessel	$10,800	---	---	$10,800
___________________
1.	No director received personal benefits or perquisites exceeding $10,000 in the aggregate.
2.
Mr. Fuhr is the only director participating in the deferred compensation plan.  None of the earnings on his directors’ deferred compensation account was at above-market rates.  The 2007 earnings on Mr. Fuhr’s deferred compensation account is $3,250.

3.	Reflects fees received for performing construction inspections on behalf of the Bank.

REPORT OF THE AUDIT COMMITTEE

The following Report of the Audit Committee of the Board of Directors shall not be deemed to be soliciting material or to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent MainStreet Financial specifically incorporates this Report therein, and shall not otherwise be deemed filed under such Acts.

The Audit Committee of MainStreet Financial is established under Section 3(a)(58)(A) of the Securities Exchange Act of 1934.  It is comprised of the undersigned directors, each of whom is independent as defined under FINRA’s standards.

Management is responsible for the Company’s internal controls, financial reporting process and compliance with applicable laws and regulations.  Crowe Chizek and Company LLC, our independent registered public accounting firm, is responsible for performing an independent audit of the Company’s consolidated financial statement in accordance with generally accepted auditing standards and issuing a report thereon.  As the members of the Audit Committee, it is our responsibility to monitor and oversee these processes.

The Audit Committee of MainStreet Financial, in its oversight responsibility, reviewed the services performed by MainStreet Financial’s independent auditors and our policies and procedures for the engagement of independent auditors.  The Audit Committee also discussed with MainStreet Financial’s independent auditors the overall scope and plans for the audit.  The Audit Committee met with the independent auditors to discuss the results of its audit, the evaluation of MainStreet Financial’s internal controls and the overall quality of MainStreet Financial’s financial reporting.  The Audit Committee also reviewed and discussed with the independent auditors the fees we paid to them.  Those fees are described under the caption “Relationship with Independent Auditors” below.

The Audit Committee received and reviewed the report of Crowe Chizek and Company LLC, regarding the results of their audit of the Company’s 2007 financial statements.  We also reviewed and discussed the audited financial statements with Company management.

The members of the Audit Committee discussed with a representative of Crowe Chizek and Company LLC, the independence of the accounting firm from the Company, including the matters required to be discussed by Statement of Auditing Standards No. 61 (Communication with Audit Committees) and the written disclosures and the letter from Crowe Chizek and Company LLC, required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees).

In fulfilling our oversight responsibility of reviewing the services performed by the Company’s independent registered public accounting firm, we carefully reviewed the policies and procedures for the engagement of the independent registered public accounting firm.  We also discussed with the Company’s internal and independent registered public accounting firm the overall scope and plans for their respective audits.  We met with the internal auditors and independent registered public accounting firm, both with and without management present, to discuss the results of their examinations, the evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

We pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Prior to engaging our independent registered public accounting firm to render an audit or permissible non-audit service, we specifically approve the engagement of our independent registered public accounting firm to render that service. Accordingly, the Company does not engage our independent registered public accounting firm to render audit or permissible non-audit services pursuant to pre-approval policies or procedures or otherwise, unless the engagement to provide such services has been approved by the Audit Committee in advance.  As such, the engagement of Crowe Chizek and Company LLC, to render 100 percent of the services described in the categories above was approved by the Audit Committee in advance of the rendering of those services.

We also reviewed and discussed with the independent registered public accounting firm the fees paid to the independent registered public accounting firm.  These fees are described under “Proposal 2 - Ratification of the Appointment of Independent Registered Public Accounting Firm” below.

The Company’s Chief Executive Officer and Chief Financial Officer also reviewed with the Audit Committee the certifications that each officer filed with the SEC pursuant to the requirements of Sections 302 and 906 of the Sarbanes-Oxley Act of 2002. Management also reviewed with the Audit Committee the policies and procedures it has adopted to ensure the accuracy of such certifications.

Based on the review and discussions referred to above, we recommended to the Board of Directors that the audited financial statements referred to above be included in the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2007 for filing with the SEC.

MainStreet Financial’s Chief Executive Officer and Chief Financial Officer also reviewed with the Audit Committee the certifications that each such officer will file with the SEC pursuant to the requirements of Sections 302 and 906 of the Sarbanes-Oxley Act of 2002.  Management reviewed with the Audit Committee the policies and procedures it has adopted to ensure the accuracy of such certifications.

Carl A. Schoessel
Eric T. Dreisbach
Gordon F. Fuhr
Mary Lou Hart
David L. Jasperse

PROPOSAL 2

RATIFICATION OF THE APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

During the fiscal years ended December 31, 2007 and 2006, Crowe Chizek and Company LLC (“Crowe Chizek”) provided various audit and non-audit services to the Company.  These services included:  (1) the audit of the Company’s annual financial statements and review of financial statements included in the Company’s filings with the SEC; (2) consultation on accounting matters; (3) tax advice and tax consultations; and (4) other professional services.

The Audit Committee preapproves all audit and permissible non-audit services to be provided by the independent auditors and the estimated fees for these services.  All of the services provided by Crowe Chizek after the date of the Company’s registration with the SEC at the time of the stock offering in 2006 were approved by the Audit Committee.  Services provided prior to the date of that registration did not require pre-approval.

The aggregate fees billed to the Company by Crowe Chizek and Company LLC, and its affiliates for the fiscal years ended December 31, 2007 and 2006 were as follows:

	Year Ended December 31,
	2007	2006
Audit Fees(1)	$46,575	$134,175
Audit Related Fees	24,600	---
Tax Fees(2)	9,700	7,495
All Other Fees		---

(1)	Includes fees related to review of financial information in our SEC filings, including those filed in connection with our 2006 stock offering.
(2)	Primarily for tax compliance, tax advice and tax return preparation services.

Our Audit Committee has appointed Crowe Chizek and Company LLC, as the independent public accounting firm to audit the Company’s financial statements for the fiscal year ending December 31, 2008.  In making its determination to appoint Crowe Chizek as the Company’s independent auditors for the 2007 fiscal year, the Audit Committee considered whether the providing of services (and the aggregate fees billed for those services) by Crowe Chizek, other than audit services, is compatible with maintaining the independence of the outside accountants.

Our shareholders are asked to ratify this appointment at the annual meeting.  If the appointment of Crowe Chizek is not ratified by the shareholders, the Audit Committee may appoint other independent auditors or may decide to maintain its appointment of Crowe Chizek.

In the event our shareholders fail to ratify the selection of Crowe Chizek and Company LLC, the Audit Committee will consider it as a direction to select other auditors for the subsequent fiscal year.  Even if the selection of Crowe Chizek and Company LLC is ratified, the Audit Committee of our Board of Directors, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if our Board determines that such a change would be in the best interest of our company and our shareholders.

A representative of Crowe Chizek is expected to attend the meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she so desires.

THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF CROWE CHIZEK AND COMPANY LLC AS INDEPENDENT AUDITORS FOR THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2008.

ADDITIONAL INFORMATION

Proxy Solicitation Costs

The Company will pay the costs of soliciting proxies.  The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Company’s common stock.  In addition to solicitation by mail, directors, officers and employees of the Company may solicit proxies personally or by facsimile, telegraph or telephone, without additional compensation.

Shareholder Proposals for 2009 Annual Meeting

In order to be eligible for inclusion in MainStreet Financial’s proxy materials for next year’s annual meeting of shareholders, any shareholder proposal to take action at such meeting must be received in writing at MainStreet Financial’s main office at 629 W. State Street, Hastings Michigan 49058-1643, no later than December 19, 2008.  Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities and Exchange Act of 1934, as amended.

If a shareholder proposal does not meet the above requirements for inclusion in the Corporation’s proxy materials, it may still be considered for presentation at the 2009 annual meeting, if it is received in writing at the Corporation’s main office no later than five days before the date of the meeting.  The persons named in the enclosed form of proxy will have the discretion to vote on any such submitted proposal in accordance with their best judgment.

OTHER MATTERS

We are not aware of any business to come before the annual meeting other than those matters described in this Proxy Statement.  However, if any other matter should properly come before the meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

REVOCABLE PROXY

MAINSTREET FINANCIAL CORPORATION
ANNUAL MEETING OF SHAREHOLDERS

May 20, 2008

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints the members of the Board of Directors of MainStreet Financial Corporation, and its survivor, with full power of substitution, and authorizes them to represent and vote, as designated below and in accordance with their judgment upon any other matters properly presented at the annual meeting, all the shares of MainStreet Financial Corporation common stock held of record by the undersigned at the close of business on March 31, 2008, at the annual meeting of shareholders, to be held on Tuesday, May 20, 2008, and at any and all adjournments or postponements thereof. The Board of Directors recommends a vote "FOR" each of the listed proposals.

Should a director nominee be unable to serve as a director, an event that MainStreet Financial Corporation does not currently anticipate, the persons named in this proxy reserve the right, in their discretion, to vote for a substitute nominee designated by the Board of Directors.

This proxy may be revoked at any time before it is voted by delivering to the Secretary of MainStreet Financial Corporation, on or before the taking of the vote at the annual meeting, a written notice of revocation bearing a later date than the proxy or a later-dated proxy relating to the same shares of MainStreet Financial Corporation common stock, or by attending the annual meeting and voting in person. Attendance at the annual meeting will not in itself constitute the revocation of a proxy. If this proxy is properly revoked as described above, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.

The undersigned acknowledges receipt from MainStreet Financial Corporation, prior to the execution of this Proxy, of the Notice of Annual Meeting of Shareholders scheduled to be held on May 20, 2008, a Proxy Statement dated on or about April 18, 2008 and MainStreet Financial Corporation's Annual Report to Shareholders for the fiscal year ended December 31, 2007.

REVOCABLE PROXY

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is made, this proxy will be voted FOR each of the proposals set forth herein.

Please mark your votes like this
		FOR	WITHHOLD	FOR ALL EXCEPT
1.	The election of Gordon F. Fuhr and David L. Jasperse as directors of MainStreet Financial Corporation, each for a term of three years.

Instructions: To vote for all nominees mark the box "FOR" with an "X".  To withhold your vote for all nominees mark the box "WITHHOLD" with an "X".  To withhold your vote for an individual nominee mark the box "FOR ALL EXCEPT" with an "X" and write the name of the nominee on the following line for whom you wish to withhold your vote.

		FOR	AGAINST	ABSTAIN
2.	The ratification of the appointment of Crowe Chizek and Company LLC as independent registered public accounting firm for the Corporation for the fiscal year ending December 31, 2008.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSALS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

COMPANY ID: PROXY NUMBER: ACCOUNT NUMBER:

Signature_________________	Signature_________________	Dated ______________, 2008

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.